PLEDGE AGREEMENT
This PLEDGE AGREEMENT, dated as of August 2, 2012 (together with all amendments, if any, from time to time hereto, this “Agreement”) by and among FORTEGRA FINANCIAL CORPORATION, a Delaware corporation (“Fortegra”), LOTSolutions, Inc., a Georgia corporation (“LOTSolutions”), and the other Persons who may become “Pledgors” hereunder (together with Fortegra and LOTSolutions, each, a “Pledgor” and collectively, the “Pledgors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) for its benefit and the benefit of the other Lenders (as defined in the Credit Agreement defined below).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof by and among Fortegra, LOTS Intermediate Co., a Delaware corporation (“LOTS”; together with Fortegra, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent (as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), the Lenders have agreed to make Loans and the Issuing Lender has agreed to issue Letters of Credit to the Borrowers;
WHEREAS, certain Pledgors are the record and beneficial owners of the stock listed in Part A of Schedule I hereto and certain Pledgors are the owners of the promissory notes and instruments listed in Part B of Schedule I hereto;
WHEREAS, in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and the other Loan Documents, to induce the Lenders to make the Loans as provided for in the Credit Agreement, and to induce the Secured Parties (as defined below) to make other extensions of credit available to the Borrowers, each Pledgor has agreed to pledge the Pledged Collateral to the Administrative Agent to secure the payment and performance of the Obligations in accordance herewith;
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors hereby agree as follows:
1.Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):
“Act” has the meaning assigned to such term in Section 8(c) hereof.
“Administrative Agent” has the meaning assigned to such term in the introductory paragraph hereof.
“Agreement” has the meaning assigned to such term in the introductory paragraph hereof.

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“Bankruptcy Code” means title 11, United States Code, as amended from time to time, and any successor statute thereto.
“Borrowers” has the meaning assigned to such term in the recitals hereto.
“Credit Agreement” has the meaning assigned to such term in the recitals hereto.
“Fortegra” has the meaning assigned to such term in the introductory paragraph hereof.
“Lenders” has the meaning assigned to such term in the recitals hereto.
“LOTS” has the meaning assigned to such term in the recitals hereto.
“LOTSolutions” has the meaning assigned to such term in the recitals hereto.
“Pledge Amendment” has the meaning assigned to such term in Section 6(d) hereof.
“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.
“Pledged Entity” means an issuer of Pledged Shares.
“Pledged Indebtedness” means the Indebtedness evidenced by promissory notes and instruments listed on Part B of Schedule I hereto.
“Pledged Shares” means the stock listed on Part A of Schedule I hereto.
“Pledgor” has the meaning assigned to such term in the introductory paragraph hereof.
“Secured Obligations” has the meaning assigned to such term in Section 3 hereof.
“Secured Parties” means the Lenders, the Issuing Lender, the Hedging Counterparties and the Treasury Management Banks.
“Termination Date” has the meaning assigned to such term in Section 11 hereof.
2.Pledge. The Pledgors hereby pledge and charge to the Administrative Agent, and grant to the Administrative Agent for itself and the benefit of the Secured Parties, a first priority security interest in all of the following (collectively, the “Pledged Collateral”):
(a)the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions and other products or proceeds of the foregoing from time to time received or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and
(b)any additional shares of stock from time to time acquired by the Pledgors in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions and other products or proceeds from time to time received or otherwise distributed in respect of or in exchange for any or all of such stock; and

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(c)the Pledged Indebtedness, and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, products or proceeds of the foregoing from time to time received or otherwise distributed in respect of the Pledged Indebtedness; and
(d)all additional Indebtedness arising after the date hereof and owing to the Pledgors evidenced by promissory notes or other instruments (other than items deposited for collection in the ordinary course of business), together with such promissory notes and instruments, and all interest, products or proceeds of the foregoing from time to time received, receivable or otherwise distributed in respect of that Pledged Indebtedness; provided that, notwithstanding the foregoing, the term “Pledged Collateral” (and any component definition thereof) shall not include (i) ownership interests in joint ventures and non-wholly-owned Subsidiaries to the extent that such ownership interests cannot be pledged without the consent of one or more non-Affiliate third parties, (ii) any promissory note or instrument to which any Pledgor is a party or any of such Pledgor’s rights or interests thereunder if and only for so long as the grant of a Lien thereon shall (A) give the payor under, or the maker of such promissory note or instrument, the right to terminate its obligations thereunder, (B) constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of any Pledgor therein or (C) constitute or result in a breach or termination pursuant to the terms of, or a default under, any such promissory note or instrument (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions)); provided that such promissory note or instrument shall be excluded from the definition of “Pledged Collateral” only to the extent and for so long as the consequences specified above shall exist and shall cease to be excluded from the definition of “Pledged Collateral” and shall become subject to the Liens granted hereunder, immediately and automatically, at such time as such consequences shall no longer exist, (iii) any asset if the grant or perfection of a security interest is prohibited by applicable law for so long as such law is in force and applicable hereto, (iv) any Capital Stock of any Subsidiary held by any Pledgor, other than the Capital Stock of LOTS held by Fortegra, but only for so long as Indebtedness under the Trust Preferred Indenture is outstanding, (v) the Capital Stock of South Bay Acceptance Corporation, if the grant or perfection of a security interest therein requires the consent, approval or authorization of any Governmental Authority, which consent, approval or authorization has not been received or obtained and (vi) any property acquired by any Loan Party if and to the extent that the Administrative Agent and the Borrowers shall have determined that the costs (including, without limitation, recording taxes and filing fees) of creating and perfecting a Lien on such property interests are excessive in relation to the value of the security afforded thereby.
3.Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations, and all obligations of the Pledgors now or hereafter existing under this agreement (collectively, the “Secured Obligations”).
4.Delivery of Pledged Collateral. All certificates evidencing the Pledged Stock and all promissory notes and instruments evidencing the Pledged Indebtedness with a face value in excess of $1,000,000 individually shall be delivered to, and each Pledgor agrees to promptly so deliver to or cause to be delivered to, and held by or on behalf of the Administrative Agent, for itself and the benefit of the Secured Parties, pursuant hereto. All Pledged Shares which are certificated and delivered

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in accordance with the immediately preceding sentence shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be endorsed by the Pledgors or accompanied by a duly executed instrument of transfer or allonge and such other instruments as the Administrative Agent may reasonably request, in form and substance reasonably satisfactory to the Administrative Agent.
5.Representations and Warranties of Pledgors. Each Pledgor represents and warrants to the Administrative Agent that:
(a)    such Pledgor is, and at the time of delivery of the Pledged Shares to the Administrative Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Shares pledged by such Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement and any Permitted Liens; such Pledgor is, and at the time of delivery of the Pledged Indebtedness to the Administrative Agent will be, the sole owner of such Pledged Indebtedness free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement and any Permitted Liens;
(b)    all of the Pledged Shares issued by any Subsidiary of any Pledgor have been duly authorized, validly issued and are fully paid and non-assessable; the Pledged Indebtedness issued by any Subsidiary of any Pledgor has been duly authorized, authenticated or issued and delivered by, and is, to the knowledge of such Pledgor, the legal, valid and binding obligations of, the Person obligated under such Pledged Indebtedness; and no such Person that is a Loan Party is in default in any material respect thereunder or of any material provision thereunder;
(c)    such Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to the Administrative Agent as provided herein;
(d)    none of the Pledged Shares or Pledged Indebtedness, in each case issued by any Subsidiary of any Pledgor, has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject; provided that no representation is made with respect to any transfer to the Administrative Agent pursuant to the terms of this Agreement;
(e)    all of the Pledged Shares are, as of the date hereof, presently owned by such Pledgor, and, to the extent applicable, are presently represented by the certificates listed on Part A of Schedule I hereto or on the Pledge Amendment (as defined below), as the case may be. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

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(f)    no consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except, in each case, for compliance with the Act, those as have been obtained or made and are in full force and effect and recordings and filings in connection with the perfection of the Liens granted to the Administrative Agent hereunder;
(g)    each Subsidiary that is issuing Pledged Shares but that is not a corporation will not issue certificates to evidence its equity interests unless it has opted in to Article 8 under Section 8-103(c) of the UCC;
(h)    the Uniform Commercial Code financing statements containing a description of the Pledged Collateral, which have been prepared by the Administrative Agent based upon the information provided to the Administrative Agent and the Secured Parties by the Pledgors for filing in each governmental office specified on Schedule II hereof, are all the filings that are necessary as of the Closing Date to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) in respect of all Pledged Collateral in which the security interest may be perfected by filing a financing statement under the Uniform Commercial Code;
(i)    the security interests granted in the Pledged Collateral pursuant to this Agreement (i) will create a legal and valid Lien and security interest in the Pledged Collateral in favor of the Administrative Agent for the benefit of the Administrative Agent and the Secured Parties, securing the payment of the Secured Obligations and (ii), subject to the filings described in Section 5(h) constitutes a perfected security interest in all Pledged Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any state thereof) pursuant to the Uniform Commercial Code, and such Lien is prior to all other Liens other than Permitted Liens;
(j)    this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and the effects of general principles of equity;
(k)    the Pledged Shares issued by LOTS constitute 100% of the issued and outstanding shares of stock of LOTS; and
(l)    except as disclosed on Part B of Schedule I, as of the Closing Date, none of the Pledged Indebtedness is subordinated in right of payment to other Indebtedness (except for the Secured Obligations) or subject to the terms of an indenture.

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The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.
6.Covenants. Each Pledgor covenants and agrees that until the Termination Date:
(a)    such Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as the Administrative Agent from time to time may reasonably request in order to ensure to the Administrative Agent and the Secured Parties the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Uniform Commercial Code financing statements, which may be filed by the Administrative Agent, and will cooperate with the Administrative Agent, at each Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state or local law in connection with such Liens or any sale or transfer of the Pledged Collateral conducted pursuant to the terms of this Agreement;
(b)    each Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Administrative Agent in the Pledged Collateral against the claim of any Person (other than holders of Permitted Liens) and will maintain and preserve such Liens;
(c)    except for the security interests granted hereunder (or otherwise permitted under the Credit Agreement), each Pledgor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Shares indicated on Part A of Schedule I as owned by such Pledgor, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than transfers made in compliance with the Credit Agreement, and (iv) subject to Section 7, will cause any and all Pledged Collateral, whether for value paid by such Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;
(d)    each Pledgor will, upon obtaining ownership of any additional stock or promissory notes or instruments, in each case, of the type constituting Pledged Collateral, promptly (and in any event within ten Business Days or such longer period as to which the Administrative Agent may consent) deliver to the Administrative Agent a Pledge Amendment, duly executed by each Pledgor, in substantially the form of Exhibit A hereto (a “Pledge Amendment”) in respect of any such additional stock, notes or instruments, pursuant to which each Pledgor shall pledge to the Administrative Agent for its benefit and the benefit of the Secured Parties all of such additional stock, notes and instruments subject to the limitations on the pledge of the voting stock of Foreign Subsidiaries contained in this Agreement and the other Loan Documents. Each Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to the Administrative Agent shall for all purposes hereunder be considered Pledged Collateral.

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7.Pledgors’ Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to the Pledgors in accordance with Section 8(a) hereof:
(a)    each Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral owned by it, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which is not conditioned upon the satisfaction of the Termination Conditions or receipt of the consent or approval of the Required Lenders or all affected Lenders, as applicable, under the Credit Agreement if such vote would have the effect of impairing the position or interest of the Administrative Agent in respect of the Pledged Collateral (unless and to the extent expressly permitted by the Credit Agreement) or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):
(i)the dissolution or liquidation, in whole or in part, of a Pledged Entity;
(ii)the consolidation or merger of a Pledged Entity with any other Person; or
(iii)the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of the Administrative Agent; and
(b)    each Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness to the extent (A) the transaction or event which enabled such payment was not in violation of the Credit Agreement and (B) the payment thereof is not in violation of the Credit Agreement, other than any and all dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement.
8.Defaults and Remedies; Proxy.
(a)    Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to the applicable Pledgor, the Administrative Agent (personally or through an agent) is hereby authorized and empowered (i) to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, (ii) to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, (iii) to exercise (upon one Business Day’s prior written notice to the applicable Pledgor) the voting (if any) and all other rights as a holder with respect thereto, (iv) to collect and receive all cash dividends, interest, principal and other distributions made thereon, (v) to receive, upon the request of the Administrative Agent, all other distributions in respect of any of the Pledged Shares or Pledged Indebtedness,

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whenever paid or made, to hold as Pledged Collateral (provided that, if such dividends, interest or distributions are received by any Pledgor, they shall be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement)), (vi) subject to the mandatory requirements of applicable law, to sell in one or more sales after ten days notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice each Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and (vii) to otherwise act with respect to the Pledged Collateral as though the Administrative Agent was the outright owner thereof. Any sale shall be made at a public or private sale at the Administrative Agent’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Administrative Agent may deem fair, and the Administrative Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Administrative Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Administrative Agent. EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND DURING THE CONTINUATION OF SUCH EVENT OF DEFAULT, AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES UPON THE GIVING OF NOTICE AS REQUIRED BY SECTION 8(A)(III) ABOVE, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES UPON THE GIVING OF NOTICE AS REQUIRED BY SECTION 8(A)(III) ABOVE, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND DURING THE CONTINUATION OF SUCH EVENT OF DEFAULT, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING UPON THE GIVING OF NOTICE AS REQUIRED BY SECTION 8(A)(III) ABOVE, GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE AUTOMATICALLY UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND DURING THE CONTINUATION OF SUCH EVENT OF DEFAULT AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY

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ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, THE ADMINISTRATIVE AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.
(b)    If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Administrative Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, the Administrative Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten days’ notice to the Pledgors.
(c)    If, at any time when the Administrative Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”), or even if it is so registered, the Administrative Agent may, in its discretion (subject only to applicable Requirements of Law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, the Administrative Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then the Administrative Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable Requirements of Law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

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(i)    as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;
(ii)    as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;
(iii)    as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about any Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and
(iv)    as to such other matters as the Administrative Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.
(d)    The Pledgors recognize that the Administrative Agent may not effect a public sale of any or all the Pledged Collateral and may resort to one or more private sales thereof in accordance with clause (c) above. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if such Pledgor and the Pledged Entity would agree to do so.
(e)    Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and such Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of the Administrative Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Administrative Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of the Administrative Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon such Pledgor by the Administrative Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Administrative Agent’s right to take any action or to exercise

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any power or remedy hereunder, without notice or demand, or prejudice its rights as against such Pledgor in any respect.
(f)    Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Administrative Agent, that the Administrative Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against such Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.
9.Waiver. No delay on the Administrative Agent’s part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgors by the Administrative Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Administrative Agent’s right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Administrative Agent’s rights as against the Pledgors in any respect.
10.Assignment. The Administrative Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.
11.Termination. Immediately following the satisfaction of the Termination Conditions (the “Termination Date”), (a) the Administrative Agent shall promptly deliver to the Pledgors all Pledged Collateral pledged by each Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith; (b) subject to Section 14 of this Agreement, all documents and instruments executed and delivered pursuant to clause (a) above shall be free and clear of the Liens hereof and, except as otherwise expressly provided herein, all of Pledgors’ obligations hereunder shall at such time terminate; and (c) in connection with any termination or release pursuant to clause (a) above, the Administrative Agent shall promptly execute and deliver to the Pledgors all Uniform Commercial Code termination statements and similar documents that the Pledgors shall reasonably require to evidence such termination or release.
12.Lien Absolute. All rights of the Administrative Agent hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:
(a)    any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;
(b)    any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of

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or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;
(c)    any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
(d)    the insolvency of any Loan Party; or
(e)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor (other than the occurrence of the Termination Date).
13.Release. Each Pledgor consents and agrees that the Administrative Agent may at any time, or from time to time, in its discretion:
(a)    renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations, subject to the terms of the Credit Agreement; and
(b)    exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Administrative Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Administrative Agent may deem proper, and without notice to or further assent from Pledgors, it being hereby agreed that each Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. Each Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon such Pledgor. No act or omission of any kind on the Administrative Agent’s part shall in any event affect or impair this Agreement.
14.Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of a Pledgor’s or a Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof,

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is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
15.Miscellaneous.
(a)    The Administrative Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.
(b)    Each Pledgor agrees to reimburse the Administrative Agent for fees and expenses incurred by the Administrative Agent in connection with the administration and enforcement of this Agreement to the extent the Borrowers would be required to do so under Section 11.3 of the Credit Agreement.
(c)    Neither the Administrative Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.
(d)    THIS AGREEMENT SHALL BE BINDING UPON EACH PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN‑ POSSESSION ON BEHALF OF SUCH PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, THE ADMINISTRATIVE AGENT AND ITS SUCCESSORS AND PERMITTED ASSIGNS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(e)    EACH PARTY HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND OF ANY STATE COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND ANY APPELLATE COURT FROM ANY THEREOF AND IRREVOCABLY AGREES THAT, SUBJECT TO THE ADMINISTRATIVE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED IN SECTION 17. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
16.Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

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17.Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement (notice to any Pledgor and Pledged Entity shall be deemed given when delivered to the Borrowers in accordance with the terms of the Credit Agreement).
18.Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
19.Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
20.Benefit of the Secured Parties. All security interests granted or contemplated hereby shall be for the benefit of the Administrative Agent and the Secured Parties, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Credit Agreement.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first written above.
PLEDGORS:
FORTEGRA FINANCIAL CORPORATION
By:     /s/ Richard S. Kahlbaugh
Name: Richard S. Kahlbaugh
Title: Chief Executive Officer and President
LOTSOLUTIONS, INC.
By:     /s/ Richard S. Kahlbaugh
Name: Richard S. Kahlbaugh
Title: Chief Executive Officer and President

[Signature Page to Pledge Agreement]
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ADMINISTRATIVE AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
By /s/ Charles N. Kauffman
Name: Charles N. Kauffman
Title: Senior Vice President

[Signature Page to Pledge Agreement]
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SCHEDULE I
PLEDGED COLLATERAL
Part A: Pledged Shares

Name and Address of Pledgor	Pledged Entity	Class of Stock	Certificate Number(s)	Number of Shares
Fortegra Financial	LOTS Intermediate Co.	Common	2	1,000
Corporation
10151 Deerwood Park
Boulevard
Building 100, Suite 330
Jacksonville, FL 32256

Part B : Pledged Indebtedness

			Principal
Debt	Name and	Issuer of	Amount of
Instrument	Address of Pledgor	Instrument	Instrument	Maturity Date

Secured Promissory Note	LOTSolutions, Inc. 10151 Deerwood Park Boulevard Building 100, Suite 330 Jacksonville, FL 32256	James A. Bialous and Kimberly Bialous	$1,143,000.00	August 1, 2016

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SCHEDULE II

UCC INFORMATION

Pledgor	Jurisdiction of Organization	Organizational ID No.	Type of Organization	FEIN
Fortegra Financial Corporation	Delaware	4885848	Corporation	58-1461399
LOTSolutions, Inc.	Georgia	K801853	Corporation	58-2369255

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EXHIBIT A
FORM OF PLEDGE AMENDMENT
This Pledge Amendment, dated _________________, ____, is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certify that the representations and warranties in Section 5 of the Pledge Agreement are true and correct as of the date hereof, as to the promissory notes, instruments and shares pledged pursuant to this Pledge Amendment. The undersigned further agree that this Pledge Amendment may be attached to that certain Pledge Agreement, dated August 2, 2012, by and between the undersigned, as Pledgors, and Wells Fargo Bank, National Association, as the Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified, the “Pledge Agreement”), and that the Pledged Shares and Pledged Indebtedness listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement.
[PLEDGOR]
By: _____________________________________
Name: __________________________________
Title: ___________________________________

Name and Address of Pledgor	Pledged Entity	Class of Stock	Certificate Number(s)	Number of Shares

Name of Pledgor	Pledged Instrument	Initial Principal Amount	Issue Date	Maturity Date